United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 26, 1998


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


         Bermuda                          1-4668                    NONE
State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA             NONE
       (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422


         (Former name or former address, if changed since last report.)

                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

         On March 26, 1998, the Company reported that the Florida Department of Environmental Protection denied 12 drilling permit applications which were submitted in 1997 by the Company's subsidiary, Coastal Petroleum Company. The Company's subsidiary expects to promptly file an administrative appeal of the decision.

         A press release relating to this development is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (c)   Exhibits

                (99)  Additional Exhibits

                      (a)  Press release of the registrant dated March 26, 1998.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                        (Registrant)



                                          By /s/ Benjamin W. Heath
                                                 Benjamin W. Heath
                                                 President

Date:  March 26, 1998